January 31, 2001

Mr. Robert Rubin
25 Highland Boulevard
Dix Hills, NY 11746

      Re: Consulting Agreement

Dear Mr. Rubin:

      Reference is made to the Consulting Agreement (the "Agreement") dated January 10, 2001 between e-Mobile, Inc. ("e-Mobile") and Robert Rubin ("Rubin").

      For good and valuable consideration, the parties agree as follows:

      1.    Section 6 of the Agreement is hereby deleted.

      2. e-Mobile agrees to issue to Rubin an aggregate of 600,000 shares of common stock of e-Mobile.

      This agreement sets forth all understandings of the parties with respect to the subject matter hereof and may not be changed or terminated orally.

      If this letter accurately reflects our agreement, please sign where indicated below and return to me by fax.

                                          Sincerely,

                                          E-MOBILE, INC.


                                          /s/ Nechemia Davidson

                                          Nechemia Davidson

AGREED AND APPROVED:

/s/ Robert Rubin

Robert Rubin